COMMON STOCK                                                        COMMON STOCK
                              MEDIX RESOURCES, INC.
                       CONNECTING THE WORLD OF HEALTHCARE


                              MEDIX RESOURCES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

THIS CERTIFICATE IS TRANSFERABLE                         SEE REVERSE FOR CERTAIN
 IN DENVER, CO AND NEW YORK, NY                          DEFINITIONS AND FOR
                                                         INFORMATION REGARDING
                                                         AUTHORITY TO ISSUE A
                                                         STOCK OF MORE THAN ONE
                                                         CLASS

THIS IS TO CERIFY THAT                                   SPECIMEN




IS THE OWNER OF

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK ($.001 PAR
                                    VALUE) OF

                              MEDIX RESOURCES, INC.

                              MEDIX RESOURCES, INC.
                   Transfer Fee: $10.00 Per Certificate Issued

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common       UNIF GIFT MIN ACT-_____ Custodian _______
TEN ENT - as tenants by the entireties                 (Cust)          (Minor)
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors
survivorship and not as tenants in common          Act __________
                                                         (State)

     Additional abbreviations may also be used through not in the above list

For Value Received, ________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME, AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

__________________________________________________________________________Shares
Of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
To transfer the said stock on the books of the within named Corporation with full power of substitution in the premisee.


Date:________________________


                                   _____________________________________________
                                   NOTICE:THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON
                                   THE PAGE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


Signature(s) Guaranteed:



____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCK BROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM)
PURSUANT TO S.E.C. RULE 17Ad-15


   KEEP THIS CERTIFICATE IN A SAFE PLACE IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
                   THE ISSUANCE OF A REPLACEMENT CERTIFICATE.